Impairment of goodwill	6 Months Ended
Jun. 30, 2020
Goodwill [abstract]
Impairment of goodwill

Note 7    Impairment of goodwill

Impairment tests are carried out annually and when there is an indication that assets may be impaired.

Changes in the economic and financial climate, appreciation of the telecommunications operators’ resilience to deteriorating local economic conditions, change in the market capitalization of telecommunications companies and changes in business performance serve as indicators of potential impairment.

Compared to the elements described as of December 31, 2019, the Group has taken into account the Covid-19 pandemic impacts in the review of impairment indicators and particularly in:

−   the market assumptions of the discount rates and perpetual growth rates;

−   the achievement of the first year of the business plans.

As the preparation of multi-year plans will be performed during the second half of 2020, the half-year reassessments resulting from the identification of impairment indications are based on a preliminary review of projected cash flows retained at the end of the previous year.

As of June 30, 2020, due to the health crisis context, the review of impairment indicators has been affected by the following trends:

−   increase of the Middle East and Africa discount rates due to the rise of debt spreads and country risk premiums;

−   revised cash flow projections when the first year of the business plan is not achieved and considering the risk’s materiality on the headroom of each Cash Generating Unit (CGU);

−   sensitivity analyses based on the financial parameters and/or cash flows and taking into account the uncertainties in the current environment, especially the different assumptions related to the impacts on the coming semesters and the estimated date of the return to normal business.

June 30, 2020

The review of potential impairment indicators has led to revise the value in use of Spain CGU: based on the best estimate of the management in the current context, the estimated value in use significantly decreases compared to December 31, 2019, due to the impacts of the local economic context, competition on customers offers and to a lesser extent the health crisis.

The financial parameters (discount and perpetual growth rates) used to update the value in use have not changed since December 31, 2019.

However, this review of projected cash flows has not led the Group to recognize any impairment as of June 30, 2020. The limited headroom resulting from this new valorization will be monitored during the second semester taking into account the changes in local governance and the update of value key assumptions.

The sensibility analysis conducted on Spain new valorization shows an effect on the recoverable amount of approximately 1.1 billion euros in case of a variation of:

−   10% of terminal value cash flows; or

−   50 bp of the discount rate after tax; or

−   50 bp of the perpetual growth rate.

The review of impairment indicators and sensibility analysis carried out on other CGU have not revealed any new significant risk of impairment as of June 30, 2020.

June 30, 2019

As of June 30, 2019, the review of impairment indicators had not led the Group to recognize any impairment.